UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2008

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey	07407-1033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2008, the Organization and Compensation Committee (the “Committee”) of the Board of Directors of Sealed Air Corporation (the “Company”) approved a new Annual Incentive Plan (the “Plan”). The purpose of the Plan is to enhance the ability of the Company to motivate, attract, and retain the services of individuals upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.  The Plan furthers these goals by providing eligible employees of the Company an opportunity to participate in the Company’s success by earning annual incentive compensation in the form of a cash bonus (or in certain cases, as noted below, a stock award) based on the achievement by the Company of certain pre-established goals and the employees’ contributions towards meeting the goals.  The Plan includes the creation and allocation of a Company-wide annual bonus pool.

The Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Company’s principal executive officer, principal financial officer and other “named executive officers” for whom disclosure was required pursuant to Item 402(c) of Regulation S-K under the Exchange Act, in the Company’s proxy statement for the 2007 annual meeting of stockholders, are eligible to participate in the Plan, together with other Company officers as well as key employees selected for participation by the Committee.

The Plan contains a provision pursuant to which Company officers and senior executives selected by the Committee will be given a leveraged opportunity to receive restricted stock or restricted stock units granted under the Company’s 2005 Contingent Stock Plan in lieu of cash as all or part of their annual bonus award. This stock leverage opportunity component of the Plan is subject to stockholder approval of amendments to the 2005 Contingent Stock Plan at the 2008 annual meeting.

Item 9.01	Financial Statements and Exhibits.

(d)                 Exhibits.

Exhibit Number	Description
10.1	Sealed Air Corporation Annual Incentive Plan, adopted February 19, 2008, subject to stockholder approval in part at the 2008 Annual Meeting.

Cautionary Statement Regarding Forward Looking Statements

Some of the statements made by the Company in, or incorporated by reference in, this Current Report on Form 8-K are forward-looking.  These statements include comments as to future events and trends affecting the Company’s business, which are based upon management’s current expectations and are necessarily subject to risks and uncertainties, many of which are outside the control of the Company.  Forward-looking statements can be identified by such words as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “will” and similar expressions.  The following are important factors that the Company believes could cause actual results to differ materially from those in the Company’s forward-looking statements: the success of the Company’s growth, profitability and global manufacturing strategies; changes in raw material and energy costs; the effects of animal and food-related health issues; market conditions; tax, interest and exchange rates; and legal proceedings.  A more extensive list and description of these and other such factors can be found under the headings “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” which appear in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ H. Katherine White
Name:	H. Katherine White
Title:	Vice President, General Counsel and Secretary

Dated: February 20, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1	Sealed Air Corporation Annual Incentive Plan, adopted February 19, 2008, subject to stockholder approval in part at the 2008 Annual Meeting.